As filed with the Securities and Exchange Commission on March 28, 2006

Registration No. 333-65274

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO

FORM S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	23-2417713
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5619 DTC Parkway

Greenwood Village, CO 80111

(303) 268-6300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Adelphia Communications Corporation

5619 DTC Parkway

Greenwood Village, CO 80111

Attention: Brad M. Sonnenberg, Esq.

(303) 268-6300

(Name, address, including zip code, and telephone number, including area code, of agent for services)

with copies to:

Jeffrey S. Hochman, Esq.

Maurice M. Lefkort, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

(212) 728-8000

Approximate date of commencement of proposed sale to the public

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

DEREGISTRATION OF UNSOLD SECURITIES

Adelphia Communications Corporation hereby withdraws from registration all securities remaining unsold under this registration statement, Registration Statement No. 333-65274.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on March 28, 2006.

ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

By:	/s/ William T. Schleyer
Name: William T. Schleyer
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William T. Schleyer	Chairman and Chief Executive Officer	March 28, 2006
William T. Schleyer	(Principal Executive Officer)

/s/ Vanessa A. Wittman	Chief Financial Officer	March 28, 2006
Vanessa A. Wittman	(Principal Financial Officer)

/s/ Scott D. Macdonald	Chief Accounting Officer	March 28, 2006
Scott D. Macdonald	(Principal Accounting Officer)

/s/ E. Thayer Bigelow	Director	March 28, 2006
E. Thayer Bigelow

/s/ Rodney Cornelius	Director	March 28, 2006
Rodney Cornelius

/s/ Anthony Kronman	Director	March 28, 2006
Anthony Kronman

	Director	March 28, 2006
Philip Lochner

/s/ Susan Ness	Director	March 28, 2006
Susan Ness

/s/ Kenneth Wolfe	Director	March 28, 2006
Kenneth Wolfe

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